EXHIBIT 99.1

Gartner	Press Release
Gartner Reports First Quarter 2018 Financial Results
Total Contract Value $2.9 Billion, +12% YoY FX Neutral

FIRST QUARTER 2018 HIGHLIGHTS

•	Revenues: $964 million, +54%; adjusted revenues: $974 million, +16%.

•	Net loss: $(20) million; adjusted EBITDA: $161 million, +14%.

•	Diluted EPS: $(0.22); adjusted EPS: $0.72.

•	Operating cash flow: $3 million; free cash flow: $27 million.

•	Paid down $305 million of debt during the quarter and another $450 million in April.
2018 FULL YEAR FINANCIAL OUTLOOK
The Company updated guidance to reflect divestitures completed in April 2018:

•	Revenues $3.9-4.0 billion; adjusted revenues $3.9-4.0 billion.

•	Net income $101-137 million; adjusted EBITDA $710-760 million.

•	Diluted EPS $1.08-1.47; adjusted EPS $3.51-3.91.

•	Operating cash flow $425-475 million; free cash flow $416-456 million.
STAMFORD, Conn., May 8, 2018 — Gartner, Inc. (NYSE: IT), the world's leading research and advisory company, today reported results for the first quarter 2018 and updated its financial outlook for full year 2018. Gene Hall, Gartner’s chief executive officer, commented, “We are off to a great start to 2018. In Q1, we delivered double-digit growth in contract value, revenues and profitability. Retention metrics are up vs. the first quarter of 2017. Demand for our services is strong and clients continue to receive incredible value from our expanded offerings.”
CONFERENCE CALL INFORMATION
A conference call will be held at 8:00 a.m. Eastern time on Tuesday, May 8, 2018 to discuss the Company’s financial results. The call will be available via the Internet by accessing the Company’s website at http://investor.gartner.com or by dial-in. The U.S. dial-in number is 888-713-4211 and the international dial-in number is 617-213-4864. The participant passcode is 48317598#. The question and answer session of the call will be open to investors and analysts only. A replay and a transcript will be available for approximately 30 days following the call on the Company's website.

CONSOLIDATED RESULTS HIGHLIGHTS
($ in millions, except per share data)

	Three Months Ended
	March 31,
	2018	2017	% Change
GAAP Metrics (a) :
Revenues	$964	$625	54% (b)
Net (loss) income	(20)	36	nm
Diluted EPS	(0.22)	0.43	nm
Operating cash flow	$3	$(30)	nm

Non-GAAP Metrics (c) :
Adjusted revenues (e)	$974	$839	16%
Adjusted EBITDA (e)	161	142	14% (d)
Adjusted EPS (f)	0.72	0.60	20%
Free cash flow (f)	$27	$(23)	nm

Non-GAAP Metrics Excluding Held-For-Sale Operations (c) :
Adjusted revenues excluding held-for-sale operations	$920	$787	17%
Adjusted EBITDA excluding held-for-sale operations	$153	$136	13%
(a) Includes the results of CEB in the three months ended March 31, 2018. CEB is not included in the three months ended March 31, 2017 as the Company acquired CEB in April 2017.
(b) The foreign currency neutral percentage change was 49%.
(c) See below for definitions of our Non-GAAP metrics under "Non-GAAP Financial Measures" and reconciliations under "Supplemental Information — Non-GAAP Reconciliations."
(d) The percentage increase rounds up to 14% based on the underlying whole numbers.
(e) Includes the results of CEB for the three months ended March 31, 2017.
(f) Excludes the results of CEB for the three months ended March 31, 2017.
nm - not meaningful.

Additional information regarding our consolidated results can be obtained in our quarterly report on Form 10-Q filed with the SEC on May 8, 2018.

SEGMENT RESULTS HIGHLIGHTS

Unless indicated otherwise, our results for the first quarter of 2018 include the activities of CEB. Additional information regarding our segment results can be obtained in our quarterly report on Form 10-Q filed with the SEC on May 8, 2018.

Adjusted revenue, Adjusted contribution, and Adjusted contribution margin presented in the tables below are non-GAAP financial measures. See below for definitions of our Non-GAAP metrics under "Non-GAAP Financial Measures" and reconciliations under "Supplemental Information — Non-GAAP Reconciliations."

Research
($ in millions)

	Three Months Ended
	March 31,
	2018	2017	% Change
GAAP Metrics (a) :
Revenues	$764	$511	49% (b)
Direct expense	233	160	45% (c)
Gross contribution	$531	$351	51%
Contribution margin	70%	69%	1 point

Non-GAAP Metrics:
Adjusted revenues	$770	$655	17%
Adjusted contribution	$537	$454	18%
Adjusted contribution margin	70%	69%	1 point

Business Measurements (d):
Global Technology Sales (e) (GTS) contract value	$2,270	$2,004	13% (f)
Global Business Sales (e) (GBS) contract value	612	574	7% (f)
Total contract value (g)	$2,883	$2,578	12% (f)

Client retention - GTS	83%	82%	1 point
Wallet retention - GTS	104%	103%	1 point

Client retention - GBS	82%	78%	4 points
Wallet retention - GBS	99%	97%	2 points

Client enterprises - GTS (h)	12,363	11,595	7%
Client enterprises - GBS (h)	5,697	5,625	1%
(a) Includes the results of CEB in the three months ended March 31, 2018. CEB is not included in the three months ended March 31, 2017 as the Company acquired CEB in April 2017.
(b) The foreign currency neutral percentage change was 45%.
(c) The foreign currency neutral percentage change was 41%.
(d) CEB is included for both periods.
(e) GTS includes sales to users and providers of technology. GBS includes sales to all other functional leaders.
(f) Contract value dollar amounts and percentages are foreign currency neutral.
(g) Totals may not foot due to rounding.
(h) GTS and GBS client enterprises are not presented in total due to overlap.

Events
($ in millions)

	Three Months Ended
	March 31,
	2018	2017	% Change
GAAP Metrics (a) :
Revenues	$46	$35	31% (b)
Direct expense	30	22	36%
Gross contribution	$16	$13	23%
Contribution margin	35%	38%	(3) points

Non-GAAP Metrics:
Adjusted revenues	$46	$36	28%
Adjusted contribution	$16	$11	45%
Adjusted contribution margin	35%	31%	4 points

Business Measurements (c):
Number of destination events held	14	11	27%
Number of destination events attendees	11,643	9,035	29%
(a) Includes the results of CEB in the three months ended March 31, 2018. CEB is not included in the three months ended March 31, 2017 as the Company acquired CEB in April 2017.
(b) The foreign currency neutral percentage was 24%.
(c) Single day, local events are excluded. There were no CEB destination events held in the three months ended March 31, 2017.

Consulting
($ in millions, except for Average annualized revenue per billable headcount, which is in thousands)

	Three Months Ended
	March 31,
	2018	2017	% Change
GAAP Metrics:
Revenues	$83	$79	5%(a)
Direct expense	59	55	7%
Gross contribution	$24	$24	—%
Contribution margin	29%	30%	(1) point

Non-GAAP Metrics:
Adjusted revenues	$83	$79	5%(a)
Adjusted contribution	$24	$24	—%
Adjusted contribution margin	29%	30%	(1) point

Business Measurements:
Backlog	$104	$89	17%
Quarterly utilization	65%	65%	—
Quarterly billable headcount	694	650	7%
Average annualized revenue per billable headcount	$387	$359	8%
(a) The foreign currency neutral percentage was 1%.
Talent Assessment & Other

($ in millions; na--not applicable)

	Three Months Ended
	March 31,
	2018	2017	% Change
GAAP Metrics:
Revenues	$70	na	na
Direct expense	27	na	na
Gross contribution	$43	na	na
Contribution margin	61%	na	na

Non-GAAP Metrics:
Including held-for-sale operations (a):
Adjusted revenues	$74	$69	8%
Adjusted contribution	$47	$37	27%
Adjusted contribution margin	63%	54%	9 points

Excluding held-for-sale operations (a):
Adjusted revenues	$21	$17	24%
Adjusted contribution	$13	$8	63%
Adjusted contribution margin	62%	47%	15 points
(a) Held-for-sale operations refers to the Company's CEB Talent Assessment business and CEB Workforce Survey & Analytics business, which were classified as held-for-sale operations. The Company acquired these businesses in April 2017 as part of the CEB acquisition. The Company sold both of these businesses in April 2018.
FINANCIAL OUTLOOK FOR FULL YEAR 2018

The table below provides the Company's updated financial outlook for full year 2018. The Company updated its financial outlook to reflect divestitures completed in April 2018:

($ in millions, except per share data)

	2018 Projected Range
Revenues:
Research	$3,093	—	$3,143
Consulting	340	—	355
Events	380	—	400
Talent Assessment & Other	107	—	127
Total revenue	3,920	—	4,025
Deferred revenue fair value adjustment	10	—	10
Total adjusted revenue (Non-GAAP) (a)	$3,930	—	$4,035

Adjusted Segment Revenues:
Research	$3,100	—	$3,150
Consulting	340	—	355
Events	380	—	400
Talent Assessment & Other	$110	—	$130

Income:
Net income	$101	—	$137
Adjusted EBITDA (Non-GAAP) (a), (b)	710	—	760
Diluted EPS	1.08	—	1.47
Adjusted EPS (Non-GAAP) (a), (b)	$3.51	—	$3.91

Expense:
Stock-based compensation expense	$71	—	$71
Depreciation	80	—	80
Amortization of intangibles	189		189
Deferred revenue fair value adjustment	10	—	10
Acquisition and integration charges and other non-recurring items	103	—	103
Interest expense	116	—	116

Cash Flow:
Operating Cash Flow	$425	—	$475
Acquisition, integration, and other non-recurring payments	126	—	126
Capital Expenditures	(135)	—	(145)
Free Cash Flow (Non-GAAP) (a)	$416	—	$456
(a) See below for definitions of our Non-GAAP metrics under "Non-GAAP Financial Measures".
(b) See below for reconciliations under "Supplemental Information - Non-GAAP Reconciliations."

ABOUT GARTNER

Gartner, Inc. (NYSE: IT), is the world’s leading research and advisory company and a member of the S&P 500. We equip business leaders with indispensable insights, advice and tools to achieve their mission-critical priorities and build the successful organizations of tomorrow. Our unmatched combination of expert-led, practitioner-sourced and data-driven research steers clients toward the right decisions on the issues that matter most. We’re trusted as an objective resource and critical partner by more than 15,000 organizations in more than 100 countries — across all major functions, in every industry and enterprise size. To learn more about how we help decision makers fuel the future of business, visit www.gartner.com.

CONTACT:

David Cohen
GVP, Investor Relations, Gartner
+1 203.316.6631
investor.relations@gartner.com

FORWARD LOOKING STATEMENTS

Statements contained in this press release regarding the Company’s growth and prospects, projected financial results and all other statements in this release other than recitation of historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, estimates, uncertainties and other factors that may cause actual results to be materially different.

Such factors include, but are not limited to, the following: our ability to achieve and effectively manage growth, including our ability to integrate our recent acquisitions and consummate and integrate future acquisitions; our ability to pay our debt; our ability to maintain and expand our products and services; our ability to expand or retain our customer base; our ability to grow or sustain revenue from individual customers; our ability to attract and retain a professional staff of research analysts and consultants as well as experienced sales personnel upon whom we are dependent; our ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; our ability to carry out our strategic initiatives and manage associated costs; our ability to successfully compete with existing competitors and potential new competitors; our ability to enforce or protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on our businesses and operations; general economic conditions; risks associated with the creditworthiness and budget cuts of governments and agencies; the impact of the Tax Cuts and Jobs Act of 2017; and other factors described under “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which can be found on Gartner’s website at www.investor.gartner.com and the SEC’s website at www.sec.gov.

Forward-looking statements included herein speak only as of the date hereof and Gartner disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
NON-GAAP FINANCIAL MEASURES
Certain financial measures used in this Press Release are not defined by generally accepted accounting principles ("GAAP") and as such are considered non-GAAP financial measures. We provide these measures to enhance the user’s overall understanding of the Company’s current financial performance and the Company’s prospects for the future. Investors are cautioned that these non-GAAP financial measures may not be defined in the same manner by other companies and as a result may not be comparable to other similarly titled measures used by other companies. Also, these non-GAAP financial measures should not be construed as alternatives, or superior, to other measures determined in accordance with GAAP.
The Company's non-GAAP financial measures are as follows:
Adjusted Revenue: Represents GAAP revenue plus, as applicable (i) revenue for pre-acquisition period(s) from CEB, as applicable; and (ii) the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the non-cash fair value adjustments on pre-acquisition deferred revenues is recognized ratably over the remaining period of the underlying revenue contract. We believe Adjusted Revenue is an important measure of our recurring operations as it provides a more accurate period-over-period comparison of trends in revenues, on both a consolidated and segment results basis.
Adjusted Contribution and Adjusted Contribution Margin: Adjusted Contribution represents GAAP contribution plus (i) the contribution for pre-acquisition period(s) from CEB, as applicable; and (ii) the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The Adjusted Contribution Margin represents the contribution margin on Adjusted revenue. We believe Adjusted Contribution and Adjusted Contribution Margin are important measures of our recurring operations as they provide a more accurate and consistent period-over-period comparison of our segment results.
Adjusted EBITDA: Represents GAAP net (loss) income plus (i) stock-based compensation expense; depreciation, amortization, and accretion on excess facilities obligations; the amortization of non-cash fair adjustments on pre-acquisition deferred revenues; acquisition and integration charges and certain other non-recurring items; (ii) the Adjusted EBITDA related to pre-acquisition periods for CEB, as applicable. We believe Adjusted EBITDA is an important measure of our recurring operations as it excludes items not representative of our core operating results.
Adjusted Net Income: Represents GAAP net (loss) income adjusted for the impact of certain items directly related to acquisitions and other non-recurring items. These adjustments include (i) the amortization of acquired intangibles; (ii) acquisition and integration charges and certain other non-recurring items; (iii) the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues; (iv) the non-recurring impact from the enactment of the Tax Cuts and Jobs Act of 2017; and (v) certain other non-recurring items. We believe Adjusted Net Income is an important measure of our recurring operations as it excludes items not indicative of our core operating results.
Adjusted EPS: Represents Adjusted Net Income divided by the weighted-average diluted shares outstanding. We believe Adjusted EPS is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results.
Free Cash Flow: Represents cash provided by operating activities determined in accordance with GAAP as follows: (i) plus payments for acquisition and integration items directly-related to our acquisitions and certain other non-recurring items; (ii) less payments for capital expenditures. We believe that Free Cash Flow is an important measure of the recurring cash generated by the Company’s core operations that may be available to be used to repay debt obligations, repurchase our stock, invest in future growth through new business development activities, or make acquisitions.
Non-GAAP Metrics excluding Held-for-Sale Operations: Represents the non-GAAP metrics defined above excluding the results of our operations that are classified as held-for-sale, which are provided for Adjusted revenue, Adjusted contribution, Adjusted contribution margin, and Adjusted EBITDA.
Foreign Currency Neutral (FX Neutral): We provide foreign currency neutral dollar amounts and percentages for our contract values and revenues and certain expenses. These foreign currency neutral dollar amounts and percentages eliminate the effects of exchange rate fluctuations and thus provide a more accurate and meaningful trend in the underlying data being measured. We calculate foreign currency neutral dollar amounts by converting the underlying amounts in local currency for different periods into U.S. dollars by applying the same foreign exchange rates.

SUPPLEMENTAL INFORMATION - NON-GAAP RECONCILIATIONS
The following tables provide reconciliations of certain Non-GAAP financial measures used in this Press Release with the most directly comparable GAAP measure. See "Non-GAAP Financial Measures" above for definitions of these Non-GAAP financial measures.
Reconciliation - GAAP Revenue to Adjusted Revenue, Adjusted Contribution, and Adjusted Contribution Margin (Unaudited; in millions. Some totals may not add due to rounding.) :

For the three months ended March 31, 2018:

	Research	Events	Consulting	TA & Other	Total
GAAP revenue	$764	$46	$83	$70	$964
Pre-acquisition period revenue(a)	—	—	—	—	—
Amortization of deferred revenue fair value adjustment(b)	6	—	—	4	10
Adjusted revenue including held-for-sale operations revenue	770	46	83	74	974
Less: Held-for-sale operations revenue(c)	—	—	—	(53)	(54)
Adjusted revenue excluding held-for-sale operations revenue	$770	$46	$83	$21	$920

GAAP contribution	$531	$16	$24	$43	$614
Add: Amortization of deferred revenue fair value adjustment (b)	6	—	—	4	10
Adjusted contribution	537	16	24	47	624
Adjusted contribution margin	70%	35%	29%	63%	64%

Adjusted contribution and Adjusted contribution margin excluding held-for-sale operations:
Adjusted contribution from above	$537	$16	$24	$47	$624
Held-for-sale operations revenue(c)	—	—	—	54	54
Held-for-sale operations direct expense	—	—	—	(20)	(20)
Contribution from held-for-sale operations	—	—	—	34	34
Adjusted contribution excluding held-for-sale operations	$537	$16	$24	$13	$590
Adjusted contribution margin excluding held-for-sale operations	70%	35%	29%	62%	64%
(a) Consists of pre-acquisition CEB revenue.
(b) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract.
(c) Consists of revenue related to held-for-sale operations. Held-for-sale operations refers to the Company's CEB Talent Assessment business and CEB Workforce Survey & Analytics business, which were classified as held-for-sale operations. The Company acquired these businesses in April 2017 as part of the CEB acquisition. The Company sold both of these businesses in April 2018.

For the three months ended March 31, 2017:

	Research	Events	Consulting	TA & Other	Total
GAAP revenue	$511	$35	$79	$—	$625
Pre-acquisition period revenue(a)	144	1	—	69	214
Amortization of deferred revenue fair value adjustment(b)	—	—	—	—	—
Adjusted revenue including held-for-sale operations revenue	655	36	79	69	839
Less: Held-for-sale operations revenue(c)	—	—	—	(52)	(52)
Adjusted revenue excluding held-for-sale operations revenue	$655	$36	$79	$17	$787

GAAP contribution	$351	$13	$24	$—	$388
Add: Amortization of deferred revenue fair value adjustment(b)	—	—	—	—	—
Add: Contribution from pre-acquisition period:
Pre-acquisition period revenue (a)	144	1	—	69	214
Direct expense (a)	(41)	(3)	—	(32)	(76)
Contribution from pre-acquisition period	$103	$(2)	$—	$37	$138
Adjusted contribution	$454	$11	$24	$37	$526
Adjusted contribution margin	69%	31%	30%	54%	63%

Adjusted contribution and Adjusted contribution margin excluding held-for-sale operations:
Adjusted contribution from above	$454	$11	$24	$37	$526
Held-for-sale operations revenue (c)	—	—	—	52	52
Held-for-sale operations direct expense (c)	—	—	—	(23)	(23)
Contribution from held-for-sale operations	—	—	—	29	29
Adjusted contribution excluding held-for-sale operations	454	11	24	8	497
Adjusted contribution margin excluding held-for-sale operations	69%	31%	30%	47%	63%
(a) Consists of pre-acquisition CEB revenue and direct expense. The Company compiled these amounts from unaudited financial data provided by CEB.
(b) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract.
(c) Consists of revenue and direct expense related to held-for-sale operations, which the Company compiled from unaudited financial data provided by CEB. Held-for-sale operations refers to the Company's CEB Talent Assessment business and CEB Workforce Survey & Analytics business, which were classified as held-for-sale operations. The Company acquired these businesses in April 2017 as part of the CEB acquisition. The Company sold both of these businesses in April 2018.

Reconciliation - GAAP Net (Loss) Income to Adjusted EBITDA(a) (Unaudited; in millions):

	Three Months Ended March 31,
	2018	2017
GAAP net (loss) income	$(20)	$36
Interest expense, net	35	6
Other (income) expense, net	(1)	(1)
Tax (benefit) provision	(23)	12
Operating (loss) income	(9)	53
Adjustments:
Stock-based compensation expense(a)	30	23
Depreciation, accretion, and amortization(b)	68	17
Amortization of deferred revenue fair value adjustment(c)	10	—
Acquisition and integration charges and other non-recurring items(d)	62	13
Subtotal	161	106
Plus: CEB pre-acquisition EBITDA(e)	—	36
Adjusted EBITDA	161	142
Less: Held-for-sale operations EBITDA(f)	(8)	(6)
Adjusted EBITDA excluding held-for-sale operations	$153	$136
(a) Consists of charges for stock-based compensation awards.
(b) Includes depreciation expense, accretion on excess facilities obligations, and amortization of intangibles.
(c) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract.
(d) Consists of incremental and directly-related charges from acquisitions and other non-recurring items.
(e) Consists of CEB Adjusted EBITDA for the three months ended March 31, 2017. The Company compiled the EBITDA amounts from unaudited financial data provided by CEB.
(f) Consists of Adjusted EBITDA from held-for-sale operations. The EBITDA amounts were compiled from unaudited financial data provided by CEB in accordance with Gartner's EBITDA definition.

Reconciliation - GAAP Net (Loss) Income to Adjusted Net Income and Adjusted EPS (Unaudited; in millions, except per share amounts):

	Three Months Ended March 31,
	2018		2017
	Amount	Per share	Amount	Per share
GAAP net (loss) income (a)	$(20)	$(0.22)	$36	$0.43
Acquisition and other adjustments:
Amortization of acquired intangibles (b)	52	0.56	6	0.07
Amortization of deferred revenue fair value adjustment (c)	10	0.11	—	—
Acquisition & integration charges and other non-recurring items (d), (e)	65	0.70	13	0.16
Tax impact of adjustments (f)	(41)	(0.44)	(4)	(0.06)
Rounding	—	0.01	—	—
Adjusted net income (a), (g)	$66	$0.72	$51	$0.60
(a) Excludes the results of CEB for the three months ended March 31, 2017.
(b) Consists of non-cash amortization charges from acquired intangibles.
(c) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract.
(d) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items.
(e) Includes the amortization and write-off of deferred financing fees for the three months ended March 31, 2018, which is recorded in Interest expense, net in the Condensed Consolidated Statement of Operations and in the Adjusted EBITDA table presented above.
(f) The effective tax rates on the adjustments were 32% and 28% for the three months ended March 31, 2018 and 2017, respectively.
(g) Adjusted net income was calculated based on approximately 92.3 million and 84.1 million diluted shares for the three months ended March 31, 2018 and 2017, respectively.

Reconciliation - GAAP Cash Provided (Used) by Operating Activities to Free Cash Flow (Unaudited; in millions):

	Three Months Ended March 31,
	2018	2017
GAAP cash provided (used) by operating activities (a)	$3	$(30)
Adjustments:
Plus: cash paid for acquisition, integration, and other non-recurring items	42	18
Less: cash paid for capital expenditures	(18)	(11)
Free Cash Flow (a)	$27	$(23)

For informational purposes only:
GAAP cash used by investing activities	$(17)	$(122)
GAAP cash (used) provided by financing activities	$(329)	$917
(a) Excludes the results of CEB for the three months ended March 31, 2017.

Financial Outlook Reconciliation - GAAP Net Income to Adjusted EPS (Unaudited; in millions):

	2018 Full Year Guidance
	Low	High
Net income	$101	$137
Interest expense, net (a)	124	124
Other (income) expense, net	1	2
Tax provision	38	51
Operating income	$264	$314

Normalizing adjustments:
Stock-based compensation expense	$71	$71
Depreciation, accretion, and amortization	270	270
Deferred revenue fair value adjustment	10	10
Acquisition and integration charges and other nonrecurring items	95	95
Adjusted EBITDA	$710	$760
(a) Approximately $8.0 million of deferred financing charges is included in Interest expense, net. On the Financial Outlook table on page 5, the $8.0 million of deferred financing charges is presented in Acquisition and integration charges and other nonrecurring items.

Financial Outlook Reconciliation - GAAP EPS to Adjusted EPS (Unaudited):

	2018 Full Year Guidance
	Low	High
GAAP EPS	$1.08	$1.47

Normalizing adjustments:
Amortization of acquired Intangibles	1.52	1.52
Acquisition and integration charges and other nonrecurring items	0.82	0.82
Deferred revenue fair value adjustment	0.09	0.09
Rounding	—	0.01
Adjusted EPS	$3.51	$3.91

GARTNER, INC.

Condensed Consolidated Balance Sheets

(Unaudited; in thousands)

	March 31,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$189,979	$538,908
Fees receivable	1,134,964	1,176,843
Deferred commissions	207,161	205,260
Prepaid expenses and other current assets	175,204	124,632
Assets held-for-sale	603,354	542,965
Total current assets	2,310,662	2,588,608
Property, equipment and leasehold improvements, net	223,086	221,507
Goodwill	2,956,642	2,987,294
Intangible assets, net	1,247,771	1,292,022
Other assets	176,867	193,742
Total Assets	$6,915,028	$7,283,173
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$532,538	$666,821
Deferred revenues	1,719,637	1,630,198
Current portion of long-term debt	789,724	379,721
Liabilities held-for-sale	143,957	145,845
Total current liabilities	3,185,856	2,822,585
Long-term debt, net of deferred financing fees	2,186,061	2,899,124
Other liabilities	555,540	577,999
Total Liabilities	5,927,457	6,299,708
Stockholders’ Equity
Preferred stock	—	—
Common stock	82	82
Additional paid-in capital	1,788,045	1,761,383
Accumulated other comprehensive income, net	32,225	1,508
Accumulated earnings	1,613,980	1,647,284
Treasury stock	(2,446,761)	(2,426,792)
Total Stockholders’ Equity	987,571	983,465
Total Liabilities and Stockholders’ Equity	$6,915,028	$7,283,173

GARTNER, INC.

Condensed Consolidated Statements of Operations

(Unaudited; in thousands, except per share data)

	Three Months Ended
	March 31,
	2018	2017
Revenues:
Research	$763,924	$511,306
Events	46,087	35,269
Consulting	82,896	78,594
Talent Assessment & Other	70,658	—
Total revenues	963,565	625,169
Costs and expenses:
Cost of services and product development	357,209	237,609
Selling, general and administrative	487,745	304,244
Depreciation	16,410	10,240
Amortization of intangibles	51,646	6,290
Acquisition and integration charges	59,266	13,272
Total costs and expenses	972,276	571,655
Operating (loss) income	(8,711)	53,514
Interest expense, net	(35,059)	(5,906)
Other income, net	899	889
(Loss) income before income taxes	(42,871)	48,497
(Benefit) provision for income taxes	(23,284)	12,064
Net (loss) income	$(19,587)	$36,433

Net (loss) income per share:
Basic	$(0.22)	$0.44
Diluted	$(0.22)	$0.43
Weighted average shares outstanding:
Basic	91,005	82,835
Diluted	91,005	84,095

GARTNER, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three Months Ended
	March 31,
	2018	2017
Operating activities:
Net (loss) income	$(19,587)	$36,433
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	68,056	16,530
Stock-based compensation expense	30,958	22,576
Deferred taxes	(39,175)	(11,998)
Amortization and write-off of deferred financing fees	1,868	468
Changes in assets and liabilities, net of acquisitions	(39,396)	(93,614)
Cash provided by (used in) operating activities	2,724	(29,605)
Investing activities:
Additions to property, equipment and leasehold improvements	(17,679)	(10,700)
Acquisitions - cash paid (net of cash acquired)	—	(111,165)
Other	1,000	—
Cash used in investing activities	(16,679)	(121,865)
Financing activities:
Proceeds from employee stock purchase plan	4,124	3,022
Proceeds from borrowings	—	955,000
Payments for deferred financing fees	—	(18,773)
Payments on borrowings	(304,813)	—
Purchases of treasury stock	(28,394)	(21,978)
Cash (used in) provided by financing activities	(329,083)	917,271
Net (decrease) increase in cash and cash equivalents and restricted cash	(343,038)	765,801
Effects of exchange rates on cash and cash equivalents and restricted cash	3,610	6,007
Cash and cash equivalents and restricted cash, beginning of period	567,058	499,354
Cash and cash equivalents and restricted cash, end of period	$227,630	$1,271,162

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